Exhibit 10.2
CHANGE ORDER FORM
Electrical Studies for GTG Grid Modification

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00018 DATE OF CHANGE ORDER: April 2, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this change order reflects Contractor’s cost to perform an electrical study and revise the design to incorporate GTG grid modifications into the Train 6 design to allow for operation as a single 13.8 kV power grid.

This Change Order is limited to Contractor’s home office engineering hours to perform and issue the study and revise and re-issue the associated design documents, and specifically excludes any procurement and/or construction services, which will be subject to a separate Change Order as may be requested by Owner.

2.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00017)........................................................................................................................................	$(18,370,020)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,522,553
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$142,329
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,664,882

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00017)........................................................................................................................................	$458,089,929
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,089,929
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,089,929

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,612,482
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$142,329
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,754,811

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
April 14, 2020	April 2, 2020
Date of Signing	Date of Signing

CHANGE ORDER FORM
Third Berth - Change in 5kV Electrical Tie-In

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00019 DATE OF CHANGE ORDER: April 30, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order reflects Contractor’s engineering, procurement and construction costs (including Site vendor support) to revise the 5kV electrical tie-in location for the Third Berth area to be connected to bus “B” of ESM-4A135 within the existing substation building A-110A.

2.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.	Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00018)........................................................................................................................................	$(18,227,691)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,664,882
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,664,882

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00018)........................................................................................................................................	$458,089,929
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,089,929
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order...................	$157,573
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,247,502

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,754,811
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$157,573
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,912,384

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): Yes, see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
May 5, 2020	April 30, 2020
Date of Signing	Date of Signing

CHANGE ORDER
LNG BERTH 3 LNTP No. 4

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00020 DATE OF CHANGE ORDER: May 4, 2020

The Agreement between the Parties listed above is changed as follows:

1.
In accordance with Section 5.1A.4 of the Agreement, the Parties execute this Change Order to amend the Agreement (including amending Change Order Number: CO‑00009 to the Agreement, the “LNG Berth 3 Change Order”) and to add “LNTP No. 4 Work” as such term is defined in Schedule H‑9 of this Change Order, “Form of LNTP No. 4 for Subproject 6(b)”. Contractor shall only be authorized and required to commence performance of the LNTP No. 4 Work upon Owner’s issuance of LNTP No. 4 for Subproject 6(b) in the form of Schedule H‑9 (“LNTP No. 4 for SP6(b)”).

2.
Owner shall pay Contractor for performance of the LNTP No. 4 Work pursuant to the terms and conditions of LNTP No. 4 for SP6(b) and the Agreement (including Article 7 of the Agreement), with all such payments credited against the Contract Price if Owner issues NTP for Subproject 6(b) pursuant to the Agreement. Such payment under LNTP No. 4 for SP6(b) will be in the aggregate Twelve Million U.S. Dollars (U.S.$12,000,000), as further described in Schedule H‑9 as attached to this Change Order. For the avoidance of doubt, this amount for LNTP No. 4 for SP6(b) is in addition to the Thirty Seven Million U.S. Dollars (U.S.$37,000,000) paid by Owner under LNTP No. 3 for SP6(b), the Fifteen Million U.S. Dollars (U.S.$15,000,000) paid by Owner under LNTP No. 2 for SP6(b), and the Fifteen Million U.S. Dollars (U.S.$15,000,000) paid by Owner under LNTP No. 1 for Subproject 6(b).

3.	Section 2(c) of the LNG Berth 3 Change Order shall be deleted and replaced with the following:

“No later than July 1, 2020, Owner shall issue NTP for Subproject 6(b) to Contractor for all remaining Work for the LNG Berth 3 in the form of Schedule H-3 to the Agreement. On or before issuance of NTP for Subproject 6(b), Contractor shall deliver to Owner a Letter of Credit for Subproject 6(b) in accordance with Section 9.2 of the Agreement. If Owner does not issue NTP for Subproject 6(b) on or before July 1, 2020, then Contractor shall be entitled to an adjustment to the Contract Price Applicable to Subproject 6(b) and the Guaranteed Substantial Completion Date for Subproject 6(b) if and to the extent caused by such delayed issuance of NTP for Subproject 6(b). Such adjustment shall be in accordance with Section 5.2C.2 of the Agreement.”

4.	Insert a new Section 16.9 into the Agreement:

“In addition to Owner’s right to terminate the Agreement for its convenience pursuant to Section 16.2, prior to issuance of NTP for Subproject 6(b), Owner shall have the right to terminate the LNG Berth 3 Option and LNG Berth 3 Change Order (including all LNTPs issued for Subproject 6(b)) for its convenience by providing Contractor with a written notice of termination, to be effective upon receipt by Contractor. Upon termination for convenience of the LNG Berth 3 Option and LNG Berth 3 Change Order, Contractor shall (i) immediately discontinue the Work for Subproject 6(b) on the date of the notice; (ii) place no further orders for Subcontracts, Equipment, or any other items or services for such Work for Subproject 6(b); (iii) promptly make every reasonable effort to procure cancellation of such Work for Subproject 6(b) upon terms satisfactory to Owner and Contractor of all Subcontracts, including rental agreements, unless Owner elects to take assignment of any such Subcontracts; (iv) assist Owner in the maintenance, protection, and disposition of such Work in progress, including Equipment at the Site or in transit to the Site; (v) cooperate with Owner for the efficient transition of such Work for Subproject 6(b); and (vi) cooperate with Owner in the transfer of the Work Product for such Work for Subproject 6(b), including Drawings and Specifications, Permits and any other items or information and disposition of such Work in progress and Owner may, at its sole option, take assignment of any or all of the Subcontracts for such Work. If NTP for Subproject 6(b) is not issued, Owner shall not be liable for any termination amounts except for those amounts expressly set forth in the latest LNTP for Subproject 6(b) for which the Parties have executed a Change Order and which has been issued by Owner.”

5.	The “Guaranteed Substantial Completion Date for Subproject 6(b)” shall be one thousand one hundred nine (1,109) Days after the date Owner issues the NTP for Subproject 6(b).

6.	The “Schedule Bonus Date for SP6(b)” shall be replaced with the following:

“The “Schedule Bonus Date for SP6(b)” shall be either (i) July 15, 2023, provided Owner issues NTP for Subproject 6(b) on or before July 1, 2020; or (ii) the date that is one thousand one hundred nine (1,109) Days from NTP for Subproject 6(b) if Owner issues NTP for Subproject 6(b) after July 1, 2020.”

7.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

8.	Amend Schedule C‑3 (Milestone Payment Schedule) of Attachment C to the Agreement by including the milestones listed in Exhibit B of this Change Order.

9.	Replace Attachment E to the Agreement in its entirety with Attachment E as attached to this Change Order.

10.	Add Schedule H‑9, “Form of LNTP No. 4 for Subproject 6(b)”, as attached to this Change Order, to Attachment H to the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-00008, 00010-00013, 00015, and 00017-00018)	$(18,227,691)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,664,882
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,664,882

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was................................................................	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00014, 00016, and 00019)	$551,502
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,247,502
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order in the amount of	$12,000,000
11.	The Provisional Sum Applicable to Subproject 6(b) will be increased by this Change Order in the amount of	$8,000,000
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$478,247,502

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,912,384
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$20,000,000
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,476,912,384

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: See Section 5 and Section 6 of this Change Order and Attachment E (Project Schedule) as attached to this Change Order.
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes, see Exhibit B to this Change Order.
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
May 5, 2020	May 4, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 6 P1601 A/B Flange Changes

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00021 DATE OF CHANGE ORDER: May 27, 2020

The Agreement between the Parties listed above is changed as follows:

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), and pursuant to current ASME Section VIII, Division 1 code revision to the 2019 Edition, the Parties agree this Change Order reflects Contractor’s engineering, procurement and construction costs to implement the change in flange rating from 150#RF ANSI to 300#RF ANSI rating for the LNG Cryogenic Transfer Pumps (46P-1601 A/B).

2.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.	Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-00008, 00010-00013, 00015, and 00017-00018)	$(18,227,691)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,664,882
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$96,987
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,761,869

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00014, 00016, and 00019-00020)	$20,551,502
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$478,247,502
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$478,247,502

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,476,912,384
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$96,987
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,477,009,371

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B to this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Mgr, PVP
Title	Title
May 27, 2020	May 24, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 6 H2S Skid Modifications to Level Transmitters & GTG Pressure Range Change on PT-573 A/B

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00022 DATE OF CHANGE ORDER: June 4, 2020

The Agreement between the Parties listed above is changed as follows:

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order reflects Contractor’s engineering, procurement and construction costs to implement the Train 6 H2S Skid modifications, which includes changing the Mag Level Transmitters (46LT-19311, 46LT-19361, and 46LT-19411) with Rosemount dP level transmitters.

2.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order reflects Contractor’s engineering, procurement and construction costs to implement the Train 6 GTG Pressure Range Change on PT-573 A/B, which includes increasing the pressure range from 0 - 650 psia to 0 - 1000 psia for the fuel gas to the GTGs.

3.	The detailed cost breakdown for Item No. 1 of this Change Order is detailed in Exhibit A1 of this Change Order.

4.	The detailed cost breakdown for Item No. 2 of this Change Order is detailed in Exhibit A2 of this Change Order.

5.	Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-00008, 00010-00013, 00015, 00017-00018, and 00021)	$(18,130,704)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,761,869
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$133,490
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,895,359

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00014, 00016, and 00019-00020)	$20,551,502
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$478,247,502
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$478,247,502

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,477,009,371
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$133,490
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,477,142,861

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B to this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
June 8, 2020	June 4, 2020
Date of Signing	Date of Signing